                                                                   EXHIBIT 99.3


                UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS


         The following unaudited pro forma combined condensed balance sheet as of September 30, 1996 combines the historical consolidated balance sheets of Citation and PICO as if the pending Merger had been effective on September 30, 1996, after giving effect to the purchase accounting adjustments described in the accompanying notes. The unaudited pro forma combined condensed statements of operations present the combined results of operations of Citation and PICO for the nine months ended September 30, 1996, as if the acquisition had been effective on January 1, 1996, after giving effect to the purchase accounting adjustments described in the accompanying notes.

         Pursuant to the Merger Agreement between Citation and PICO, PICO acquired Citation in a reverse merger whereby each holder of a share of PICO Stock received a number of shares of Citation Common Stock equal to the Exchange Ratio. The Exchange Ratio was equal to the PICO Share Value divided by $5.03, and the PICO Share Value was the average of the closing price of one share of PICO Stock on the Nasdaq National Market for the 20 consecutive trading days ending with the trading day immediately prior to the Determination Date of November 17, 1996. The unaudited pro forma combined financial statements are prepared based on the PICO average trading price at the minimum level of $25.20.

         The unaudited pro forma combined condensed financial statements and accompanying notes reflect the application of the purchase method of accounting. Under this method of accounting, the purchase price will be allocated to Citation's assets acquired and liabilities assumed based on their estimated fair values at the time of the acquisition. As described in the accompanying notes, preliminary estimates of the fair values of assets and liabilities have been combined with the recorded values of the assets and liabilities of PICO.

         Changes to the adjustments included in the unaudited pro forma combined condensed financial statements are expected to be made as evaluations of assets and liabilities are completed and as additional information becomes available. Accordingly, the final combined amounts will differ from those set forth in the accompanying unaudited pro forma combined condensed financial statements. The unaudited pro forma combined condensed financial statements are intended for informational purposes only and are not necessarily indicative of the future financial position or future results of operations of the combined company or of the financial position or the results of operations of the combined company that would have actually occurred had the acquisition been in effect as of the date or for the periods presented.

         These unaudited pro forma combined condensed financial statements and the accompanying notes should be read in conjunction with the consolidated financial statements, including the accompanying notes, of Citation and PICO incorporated by reference in this Form 8-K.

                        PRO FORMA COMBINED BALANCE SHEET
                            AS OF SEPTEMBER 30, 1996
                                 (in thousands)


                                                                   PHYSICIANS
                                                               INSURANCE COMPANY                        PRO FORMA
                                                                  OF OHIO AND                          ADJUSTMENTS
                                                                  SUBSIDIARIES       CITATION        FOR MERGER WITH
                                                                  CONSOLIDATED    INSURANCE GROUP        CITATION
                                                                  (AS REPORTED)    (AS REPORTED)    INSURANCE GROUP (1)  PRO FORMA
                                                                ----------------  ---------------   -------------------  ---------
ASSETS

Cash, cash equivalents, and other invested assets                    $30,650             $480                              $31,130
Marketable securities                                                227,065          120,215                              347,280
Land held for development                                              1,623                                                 1,623
                                                                    --------         --------             -------         --------
         Total Investments                                           259,338          120,695                              380,033
                                                                    --------         --------             -------         --------
Premiums due and other receivables                                     7,530            8,837                               16,367
Reinsurance receivables                                               91,930           11,882                              103,812
Prepaid deposits and reinsurance premiums                              2,848            2,814                                5,662
Accrued investment income                                              1,623            2,159                                3,782
Property and equipment, net                                            5,423              818              ($818)(d)         5,423
Deferred policy acquisition costs                                      5,123            2,487                                7,610
Assets held in separate accounts                                       6,116                                                 6,116
Other                                                                  5,212            8,650                618 (e)        14,480
                                                                    --------         --------             -------         --------
          TOTAL ASSETS                                              $385,143         $158,342              ($200)         $543,285
                                                                    ========         ========             =======         ========

LIABILITIES

Unpaid losses and loss adjustment expense, net of discount          $213,294         $100,294                             $313,588
Future policy benefits and claims payable                             44,812                                                44,812
Unearned premiums                                                     21,262           19,498                               40,760
Reinsurance balances payable                                           5,280            1,721                                7,001
Accrued expenses and other liabilities                                 5,480            1,566             $2,203 (g)        11,228
                                                                                                           1,000 (f)
                                                                                                             979 (b)
Deferred tax liability                                                 6,379                                                 6,379
Deferred gain on retroactive reinsurance                               3,270                                                 3,270
Liabilities related to separate accounts                               6,116                                                 6,116
                                                                    --------         --------             -------         --------
          TOTAL LIABILITIES                                          305,893          123,079              4,182           433,154
                                                                    --------         --------             -------         --------
Minority interest                                                       (177)                                                 (177)
                                                                    --------                                              --------
SHAREHOLDERS' EQUITY

Common stock and additional paid in capital                           17,483           45,902            (13,021)(h)        50,364
Net unrealized appreciation on investments                            26,659              638               (638)(h)        26,659
Cumulative foreign currency translation adjustment                        36                                                    36
Retained earnings(deficit)                                            42,462           (9,277)             9,277 (h)        42,462
Equity changes of investee company                                      (589)                                                 (589)
Less common stock in treasury                                         (6,625)          (2,000)                              (8,625)
                                                                    --------         --------             -------         --------
     Total Shareholders' Equity                                       79,426           35,263             (4,382)          110,307
                                                                    --------         --------             -------         --------
          TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                $385,142         $158,342              ($200)         $543,284
                                                                    ========         ========             =======         ========


                     THE ACCOMPANYING NOTES ARE AN INTEGRAL
                  PART OF THIS PRO FORMA FINANCIAL INFORMATION

                   PRO FORMA COMBINED STATEMENT OF OPERATIONS
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1996
                (in thousands, except share and per share data)
                       MINIMUM PICO SHARE PRICE OF $25.20


                                                       PHYSICIANS
                                                    INSURANCE COMPANY                                     PRO FORMA
                                                OF OHIO AND SUBSIDIARIES      CITATION INSURANCE         ADJUSTMENTS
                                                      CONSOLIDATED                  GROUP                    FOR
                                                FOR THE NINE MONTHS ENDED  FOR THE NINE MONTHS ENDED     PURCHASE OF
                                                   SEPTEMBER 30, 1996         SEPTEMBER 30, 1996          CITATION
                                                      (AS REPORTED)             (AS REPORTED)         INSURANCE GROUP (1) PRO FORMA
                                                -------------------------  -------------------------  ------------------- ---------
OPERATING DATA:
     Premium income                                      $ 22,851                  $ 38,002                               $  60,853
     Net investment income                                 10,864                     6,683                                  17,547
     Land Sales and other                                   2,815                       110                   $165 j          3,090
                                                         --------                  --------              ---------         --------
          Total revenues                                   36,530                    44,795                    165           81,490
                                                         --------                  --------              ---------         --------
     Net losses and lost adjustment expenses               15,542                    32,810                 48,352
     Insurance underwriting and other expenses             14,597                    14,159                   (286)i         28,470
     Land Sales and other                                   3,973                       651                  4,624
                                                         --------                  --------              ---------         --------
          Total expenses                                   34,112                    47,620                   (286)          81,446
                                                         --------                  --------              ---------         --------
     Equity in earnings of affiliate                          923                                                               923
                                                         --------                                                          --------

     Income (loss) from continuing operations
          before income taxes                               3,341                    (2,825)                   451              967

     Income taxes                                             786                     5,390                     97 l          6,273
                                                         --------                  --------              ---------         --------
     Income (loss) from continuing operations            $  2,555                  ($ 8,215)              $    354         ($ 5,306)
                                                         ========                  ========              =========         ========
Per common share:
    Income (loss) from continuing operations             $   0.49                                                          ($ 0.16)
Weighted average shares outstanding                         5,265                                                          32,466 k

                     The accompanying notes are an integral
                  part of this pro forma financial information

              NOTES TO THE PRO FORMA COMBINED FINANCIAL STATEMENTS

         (1) The Merger will be accounted for under the purchase method of accounting as a reverse merger since the PICO shareholders will control 80% of the newly issued shares of the newly combined corporation. The final allocation of the purchase price has not yet been determined, and accordingly, the amounts shown below may differ from the amounts ultimately determined. The allocation of the purchase price is determined as follows (in thousands):

         Purchase Price

                           Value of Citation shares to be exchanged (a)                                     $30,654
                           Acquisition costs (b)                                                                979
                           Value of Citation options assumed (c)                                                227
                                                                                                            -------
                                                                                                             31,860

         Allocation of Purchase Price
                           Historic Citation Shareholders' Equity                                            35,263
                           Adjust assets and liabilities:
                                    Property and equipment (d)                                                 (818)
                                    Deferred income taxes (e)                                                   618
                                    Integration liability (f)                                                (1,000)
                                    Negative goodwill (g)                                                    (2,203)
                                                                                                            -------
                                                                                                             31,860

----------

(a) Represents the currently issued and outstanding shares of Citation Common Stock as of September 30, 1996 valued at $5.03, the implied share price of Citation Common Stock.

(b) Represents management's estimate of PICO's expenses and fees related to the Merger, including expenses and fees for legal counsel, investment advisors, printing and distribution, and accountants.

(c) Represents an adjustment to reflect the fair value of Citation stock options.

(d) Represents an adjustment to writeoff property and equipment due to negative goodwill.

(e) Represents an adjustment to deferred income taxes related to the write-off of property and equipment and integration liability.

(f) Represents management's estimate of integration costs as a result of the Merger.

(g) Represents negative goodwill related to the excess of Citation's fair value of net assets in excess of the purchase price.

(h) Represents the elimination of Citation retained earnings and unrealized appreciation of investments and the adjustment of equity accounts for the combined corporation.

Citation's pro forma adjustments to its results of operations for the nine months ended September 30, 1996 for the acquisition are as follows:

(i) Represents adjustment related to the add-back of depreciation expense related to the nine months ended September 30, 1996.

(j) Represents adjustment related to the straight line amortization of negative goodwill over a 10-year period.

(k) For the nine months ended September 30, 1996, reflects Citation's weighted average shares of 6,088,251 plus PICO's historic weighted average shares at the exchange rate of 5.03.

(l) Represents the tax effect of (other than negative goodwill) pro forma adjustments at an effective tax rate of 34%.